UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant☒        Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

wtw WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Your Vote Counts! WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 2026 Annual General Meeting of Shareholders Vote by May 20, 2026, 4:59 a.m. IST. For shares held in a Company employee share plan, vote by May 16, 2026, 4:59 a.m. IST. V88800-P45789 You invested in WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2026. Get informed before you vote View the Annual Report on Form 10-K, Notice and Proxy Statement and Irish Statutory Accounts online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 20, 2026 7:45 a.m. IST Registration begins at 7:15 a.m. IST Carton House Carton Demesne Maynooth, Co. Kildare W23 TD98, Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Elect directors. 1a. Dame Inga Beale For 1b. Fumbi Chima For 1c. Stephen Chipman For 1d. Michael Hammond For 1e. Carl Hess For 1f. Jacqueline Hunt For 1g. Paul Reilly For 1h. Michelle Swanback For 1i. Fredric Tomczyk For 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration. For 3. Approve, on an advisory basis, the named executive officer compensation. For 4. Renew the Board’s existing authority to issue shares under Irish law. For 5. Renew the Board’s existing authority to opt out of statutory pre-emption rights under Irish law. For 6. Approve the WTW Amended and Restated Employee Share Purchase Plan (the “Plan”), including the increase of the number of shares authorized for issuance under the Plan, among other amendments. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88801-P45789